EXHIBIT 10.20

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                   PURCHASER'S SUBSCRIPTION AND ACKNOWLEDGMENT

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                             Alaron.com Corporation
                            (A Delaware Corporation)

Alaron.com Corporation
822 West Washington Street
Chicago, Illinois 60607 U.S.A.

Ladies and Gentlemen:

         1. Placement. Pursuant to the private offer made by Alaron.com Corporation (the "Company") to sell to the undersigned (the "undersigned") up to 1,100,000 shares of Common Stock of the Company, $.01 par value (the "Common Stock" or "Securities"), at an aggregate price of up to U.S.$7,425,000, the undersigned hereby tenders this Subscription and Acknowledgment together with a check, or funds by wire transfer as instructed by the Company, in the amount of U.S.$ for shares of the Securities. The undersigned shall further so tender an executed counterpart hereof together with payment for each additional number of shares of the Securities purchased in increments of no less than U.S.$1,000,000 (other than the last purchase) until the aggregate price of U.S.$7,425,000 has been paid.

         2. Representations and Warranties of Undersigned. The undersigned hereby represents and warrants to, and covenants with, the Company as follows:

         (i) The undersigned has had access to the Company's documents, including its draft Form SB-2 Registration Statement intended to be filed shortly with the U.S. Securities and Exchange Commission ("SEC"), and has reviewed it, including but not limited to the various risks described therein, and those other documents the undersigned has deemed relevant. The undersigned has also been furnished with such other materials or literature concerning the Company as the undersigned has reasonably requested;

         (ii) The undersigned has had a reasonable opportunity to ask questions of and receive answers from the Company and its officers, directors and key personnel concerning


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the Company and the offering by it of the Securities, and all such questions, if any, have been answered to the full satisfaction of the undersigned;

         (iii) The undersigned has such knowledge and expertise in financial and business matters that the undersigned is capable of evaluating the merits and risks involved in an investment in the Securities which are a highly speculative investment involving a high degree of risk and, the undersigned understands and acknowledges that the undersigned could lose its entire investment;

         (iv) The undersigned understands that the Company has determined that exemption from the registration provisions of the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws which are based upon non-public offerings and offerings to non-U.S. citizens or residents are applicable to the offer and sale of the Securities to the undersigned, is based, in part, upon the representations, warranties and agreements made by the undersigned herein; including, but not limited to, that the undersigned is not a U.S. person (as defined in Regulation S) and is not acquiring the Securities for the account or benefit of any U.S. person or is a U.S. person who purchased Securities in a transaction that did not require registration under the Act;

         (v) No representations or warranties have been made to the undersigned by the Company or any agent, employee or affiliate of the Company and in entering into this transaction the undersigned is not relying upon any information, other than that contained in the Company's documents, including but not limited to its draft Registration Statement and the draft, non-final financial statements contained therein, and the results of independent investigation by the undersigned;

         (vi) The undersigned understands that (a) the Securities have not been registered under the Act or the securities laws of any state, based upon exemptions from such registration requirements for non-public offerings pursuant to Sections 4(2), 4(6), 3(b), Regulation D and Regulation S under the Act and applicable state laws; (b) the Securities are and will be "restricted securities," as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Act; (c) the Securities may not be re-sold or otherwise transferred unless they have been first registered under the Act and all applicable state securities laws, or unless exemptions from such registration provisions are available with respect to said resale or transfer; (d) the Company is under no obligation to register the Securities under the Act or any state securities laws, or to take any action to make any exemption from any such registration provisions available; (e) the certificates for the Securities will bear legends to the effect that the transfer of the Securities represented thereby are subject to the provisions hereof; and (f) stop transfer instructions will be placed on the records of the Company or with the transfer agent for the Securities;



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         (vii) Either (a) the undersigned is acquiring the Securities solely for the account of the undersigned, for investment purposes only, and not with a view towards the resale or distribution thereof, or (b) the undersigned is acting as a Distributor (as that term is defined in Rule 902 of Regulation S promulgated by the SEC under the Act, with respect to the Securities;

         (viii) Either (x) the undersigned will not sell or otherwise transfer any of the Securities being purchased, or any interest therein, unless and until
(a) said Securities shall have first been registered under the Act and all applicable state securities laws; or (b) the undersigned shall have first delivered to the Company a written opinion of counsel (which counsel and opinion (in form and substance) shall be reasonably satisfactory to the Company), to the effect that the proposed sale or transfer is exempt from the registration provisions of the Act and all applicable state securities laws, or (y) the undersigned, acting as a Distributor, will make offers or sales of the Securities in full compliance with all applicable requirements of SEC Regulation S as currently in effect, including, but not limited to, that no directed selling efforts will be made in the United States, that offerings of the Securities would not be made to any U.S. persons or for the account or benefit of a U.S. person, that such offers and sales are made only to "accredited investors" as that term is defined in SEC Rule 501 (described below), and that the undersigned provides the Company at the time of purchase with a written certification of the purchaser of the Securities (other than the Distributor) that it is not a U.S. person and is not acquiring the Securities for the account or benefit of any U.S. person, or is a U.S. person who purchased Securities in the transaction that did not require registration under the Act, and that such purchaser agrees to resell such Securities only in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration (and agrees not to engage in hedging transactions with regard to such Securities unless in compliance with the Act);

         (ix) The undersigned has full power and authority to execute and deliver this Subscription and Acknowledgment and to perform the obligations of the undersigned hereunder; and this Subscription and Acknowledgment is a legally binding obligation of the undersigned in accordance with its terms;

         (x) The undersigned is under no legal disability to contract as herein contemplated and this Subscription Agreement has been duly authorized and executed by appropriate action of the undersigned as required under law and is fully binding on the undersigned.

         (xi) The undersigned is an "accredited investor" as that term is defined in paragraph (a) of Rule 501 under the Securities Act of 1933, as amended, as follows:




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         "Accredited Investor" shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

         1. Any bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, it political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of U.S.$5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of U.S.$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

         2. Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

         3. Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S.$5,000,000;

         4. Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

         5. Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds U.S.$1,000,000;




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         6.       Any natural  person who had an individual  income in excess of
                  U.S.$200,000 in each of the two most recent years of joint income with that person's spouse in excess of U.S.$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

         7. Any trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

         8. Any entity in which all of the equity owners are accredited investors."

         (xii) The undersigned further represents that the information presented herein is complete and accurate as of the date indicated and agrees to notify the Company immediately of any change in any such information that occurs prior to any sale of Securities to the undersigned.

         The information presented below is confidential and is provided to the Company on the condition that it will not be disclosed or divulged to any person or entity, except such parties as the Company deems appropriate to establish the availability of an exemption from registration of the interests under the Federal and state securities laws.

         Please print or type. All items must be fully completed. Attach additional sheets if necessary. If the answer to any item is "None" or "Not Applicable," please so state.

         a.       Full Name: _______________________________________

         b.       Address:   _______________________________________

                  Mailing Address: _________________________________

                  Business Telephone Number: _______________________

                  Business Fax Number: _____________________________

         (xiii) The undersigned has carefully reviewed the jurisdictional notices listed below and agrees to abide by any restrictions contained therein applicable to the undersigned:





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                             JURISDICTIONAL NOTICES

         THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE FEDERAL SECURITIES REPORTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THE SHARES ARE BEING OFFERED ONLY TO ACCREDITED INVESTORS WHO OR WHICH ARE NON-U.S. PERSONS, WHO DO NOT REQUIRE IMMEDIATE LIQUIDITY FOR THIS INVESTMENT AND MAY NOT BE RE-OFFERED OR RESOLD DIRECTLY OR INDIRECTLY TO ANY UNITED STATES PERSON EXCEPT AS SET FORTH HEREIN.

         THE COMPANY HAS NOT MADE AND WILL NOT MAKE ANY ATTEMPT TO COMPLY WITH THE LAWS OR REGULATIONS OF ANY NON-U.S. JURISDICTION AND MAKES NO REPRESENTATION WHATSOEVER AS TO THE APPLICABILITY OR REQUIREMENTS OF ANY SUCH LAW OR REGULATION, IF ANY, TO THE OFFER OR SALE OF THE SECURITIES HEREUNDER.

         ANY CERTIFICATES EVIDENCING THE SECURITIES WHICH ARE ISSUED OR SOLD WILL BEAR SUBSTANTIALLY THE FOLLOWING LEGEND:

         "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), HAVE BEEN SOLD IN A TRANSACTION UNDER REGULATION S PROMULGATED THEREUNDER, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE




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         TRANSFERRED IN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF
         U.S.  PERSONS UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES
         ACT  OR  AN  EXEMPTION  FROM  THE  REGISTRATION   REQUIREMENTS  OF  THE
         SECURITIES ACT IS AVAILABLE. IT IS THE RESPONSIBILITY OF ANY INVESTOR PURCHASING THESE SECURITIES TO SATISFY ITSELF AS TO FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT JURISDICTION OUTSIDE THE UNITED STATES IN CONNECTION WITH ANY SUCH PURCHASE, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS AND OBSERVING ANY OTHER APPLICABLE REQUIREMENTS."

         (xiv) The undersigned is organized under and maintains it principal place of business in, the jurisdiction specified on the signature page hereof, and the undersigned has no present intention of changing its place of organization or place of business from such jurisdiction.

         3. Acceptance. The undersigned understands that this Subscription and Acknowledgment is not binding upon the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company's execution of this Subscription and Acknowledgment where indicated. This Subscription and Acknowledgment shall be null and void if the Company does not accept it as aforesaid.

         4. Irrevocability. The undersigned understands that this Subscription and Acknowledgment is irrevocable by the undersigned, except as otherwise may be provided by applicable state law, and the Company may, in its sole discretion, reject this Subscription and Acknowledgment in whole or in part.

         The undersigned further acknowledges that the Securities shall not be deemed sold or issued to the undersigned, nor shall the undersigned be deemed a holder of the Securities, until this Subscription and Acknowledgment is accepted by the Company.

         5. Covenants of the Company. The Company hereby covenants with the undersigned that:

                  (a) the undersigned may nominate one person to serve on the Board of Directors of the Company and the Company will submit such nominee for consideration to the stockholders of the Company as a Director at each of the next five annual meetings of stockholders where Directors are elected and qualified; and





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                  (b) immediately  following  consummation  of the  subscription contemplated herein, the Company shall engage Mr. Stefan Kallabis as its Managing Director of European Operations on terms and conditions satisfactory to it; and

                  (c) if, once its shares of Common Stock are publicly traded on a recognized national securities exchange in the United States or on a recognized market system (e.g., NASDAQ), the Company's shares of Common Stock have a closing public price in excess of $15 per share on any ten out of any twenty consecutive trading days, upon request of the undersigned, provided it is in compliance with Regulation S to do so the Company will attempt to register for public sale up to 25% of the shares then owned by the undersigned which are not then either registered or otherwise freely tradable. The costs for any such registration, other than sales commissions and any attorneys fees incurred by the undersigned in connection therewith, shall be borne by the Company.

         6. Indemnification. The undersigned agrees to indemnify the Company and hold it, and all persons associated with it, harmless from and against any and all losses, damages, liabilities, costs and expenses which any of them may sustain or incur in connection with the breach by the undersigned of any representation, warranty or covenant made by the undersigned.

         7. No Assignment. Neither this Subscription and Acknowledgment nor any of the rights of the undersigned hereunder may be transferred or assigned by the undersigned.

         8. Modification; Enforcement. This Subscription and Acknowledgment (i) may only be modified by a written instrument executed by the undersigned and the Company; (ii) sets forth the entire agreement of the undersigned and the Company with respect to the subject matter hereof; (iii) shall be governed by the laws of the State of Illinois applicable to contracts made and to be wholly performed therein, without regard to conflicts of laws rules or principles; and (iv) shall inure to the benefit of, and be binding upon the Company and the undersigned and their respective heirs, legal representatives, successors and assigns. The undersigned (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in the Circuit Court of Cook County, Illinois, or in the United States District Court for the Northern District of Illinois, Eastern Division, each and any of which shall apply Illinois law, without reference to its conflicts of laws rules or principles, (b) waives any objection which the undersigned may have now or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of the Circuit Court of Cook County, Illinois, and the United States District Court for the Northern District of
Illinois, Eastern Division, in any such suit, action or proceeding. The undersigned further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Circuit Court




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of Cook County,  Illinois, and the United States District Court for the Northern
District of Illinois, Eastern Division.

         9. Gender. Unless the context otherwise requires, all personal pronouns used in this Subscription and Acknowledgment, whether in the masculine, feminine or neuter gender, shall include all other genders.

         10. Notice. Except as otherwise required in this Subscription and Acknowledgment, any notice or other communication required or permitted hereunder shall be in writing and shall be deemed given, delivered and received
(i) when delivered, if delivered personally, (ii) three days after mailing, when sent by registered or certified mail, return receipt requested, postage prepaid,
(iii) the next business day after delivery to a private courier service when delivered to a private courier service providing documented overnight service, and (iv) on the date of delivery if delivered by telecopy, receipt confirmed, provided that a confirmation copy is sent on the next business day by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

  To the Company:                   Alaron.com Corporation
                                    822 West Washington Street
                                    Chicago, Illinois 60607 U.S.A.
                                    Attention: Steven Greenberg, President

  To the Purchaser:                 At the address set forth beneath the
                                    Purchaser's signature

         11. Survival. The representations, warranties, covenants and agreements contained herein shall survive the delivery of and payment for the Securities.

         IN WITNESS WHEREOF, the undersigned has executed this Subscription and Acknowledgment as of the _____ day of _________, 1999.

PURCHASER (DISTRIBUTOR):


By   ________________________________
     _________________,its___________

Address:_____________________________



ACCEPTANCE OF SUBSCRIPTION
AND ACKNOWLEDGMENT:

ALARON.COM CORPORATION

By:____________________________________
         Steven A. Greenberg, President

Date: __________________, 1999





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